Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports First Quarter Results

Better Than Previous Outlook – Maintains Full Year Outlook

LIVONIA, Mich., May 2, 2017 – Tower International, Inc. [NYSE: TOWR], a leading integrated global manufacturer of engineered automotive structural metal components and assemblies, today announced first quarter 2017 results and maintained its outlook for 2017.

•	Revenue for the first quarter was $497.6 million, up 2 percent from $489.2 million in the first quarter 2016.

•	Net income in the first quarter was $17.3 million or $0.83 per diluted share, compared with $8.4 million or $0.39 per diluted share last year. As detailed below, this year’s first quarter included certain items which favorably impacted results by $1.4 million. Certain items in the first quarter a year ago adversely affected results by $5.6 million. Excluding these certain items in both periods, Diluted Adjusted Earnings Per Share were $0.76 for the first quarter 2017, a 17 percent increase compared with $0.65 a year ago.

•	Adjusted EBITDA for the quarter was $46.2 million, compared with $45.1 million a year ago, an increase of 2 percent from last year.

•	As anticipated, Free Cash Flow was significantly negative for the first quarter, representing normal seasonal patterns and significant investment in future programs.

•	During the quarter, Tower amended and extended the maturity on its Term Loan by 4 years to 2024 and its Cash Flow Revolver by 3 years to 2022.

•	For full year 2017, the outlook is maintained:

- Revenue of $1.925 billion;

- Adjusted EBITDA up 4 percent, to $210 million;

- Adjusted EBITDA margin increasing by 40 basis points, to 10.9 percent;

- Diluted Adjusted Earnings Per Share of $3.60, an increase of 7 percent from 2016; and

- Free Cash Flow of $55 million, driven by strong cash flow in the second half of the year.

•	The Company’s outlook for second quarter 2017 includes revenue of $495 million, Adjusted EBITDA of $53 million, and Diluted Adjusted Earnings Per Share of $0.95.

“Tower delivered solid financial results in the quarter as revenue and earnings were above our previous outlook,” said CEO Jim Gouin. “We continue to invest in the growth of Tower and are well positioned to grow our business at a faster pace than the industry over the coming years. This growth will be fueled by what we believe to be secular trends associated with OEM outsourcing driven by lightweighting and changing technologies such as electrification.” Gouin continued, “Regardless of how vehicles are eventually powered or driven, Tower’s structural components and assemblies remain both relevant and necessary.”

Tower to Host Conference Call Today at 1 p.m. EDT

Tower will discuss its first quarter 2017 results, the outlook for 2017, and other related matters in a conference call at 1 p.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com.

To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #11034568. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “Adjusted EBITDA”, “Adjusted EBITDA margin”, “Diluted Adjusted Earnings Per Share”, “free cash flow”, and “net debt.” We define Adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided with this press release. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. Diluted Adjusted Earnings Per Share exclude certain income and expense items described in the reconciliation provided with this press release. Free cash flow is defined as cash provided by operating activities less cash disbursed for purchases of property, plant and equipment. Net debt represents total debt less cash and cash equivalents. We use Adjusted EBITDA, Adjusted EBITDA margin, adjusted earnings per share, free cash flow, and net debt as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding mark to market adjustments of financial instruments, fair value adjustments to our pension plan, potential gain or loss on our discontinued operations, potential restructuring expenses, and expenses related to our long-term incentive compensation programs in any future period, a quantitative reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected revenue, adjusted EBITDA, adjusted EBITDA margin, diluted adjusted earnings per share, free cash flow and statements regarding new sources of profitable growth, future financial results and the Company’s future business outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	risks associated with business divestitures including volatility in the capital markets, the capacity of potential bidders to finance transactions and the difficulty of predicting the outcome of negotiations; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended March 31,
	2017	2016

Revenues	$497,590	$489,194
Cost of sales	440,811	432,105
Gross profit	56,779	57,089
Selling, general, and administrative expenses	29,225	32,852
Amortization expense	103	116
Restructuring and asset impairment charges, net	3,911	746
Operating income	23,540	23,375
Interest expense	453	7,582
Interest income	47	28
Other expense	575	3,576
Income before provision for income taxes and income / (loss) from discontinued operations	22,559	12,245
Provision for income taxes	6,496	3,516
Income from continuing operations	16,063	8,729
Income / (loss) from discontinued operations, net of tax	1,350	(345)
Net income	17,413	8,384
Less: Net income attributable to the noncontrolling interests	68	6
Net income attributable to Tower International, Inc.	$17,345	$8,378

Weighted average basic shares outstanding	20,425,216	21,126,462
Weighted average diluted shares outstanding	20,820,457	21,444,570

Basic income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.78	$0.41
Income / (loss) per share from discontinued operations	0.07	(0.02)
Income per share	0.85	0.40

Diluted income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.77	$0.41
Income / (loss) per share from discontinued operations	0.06	(0.02)
Income per share	0.83	0.39

Dividends declared per share	$0.11	$0.10

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands - unaudited)

	March 31,	December 31,
	2017	2016

ASSETS
Cash and cash equivalents	$27,523	$62,788
Accounts receivable, net of allowance of $1,150 and $961	250,092	178,251
Inventories	75,492	71,710
Assets held for sale	100,182	102,252
Prepaid tooling, notes receivable, and other	134,212	103,023
Total current assets	587,501	518,024

Property, plant, and equipment, net	472,493	465,569
Goodwill	57,761	56,383
Deferred tax asset	117,033	112,645
Other assets, net	10,920	9,902
Total assets	$1,245,708	$1,162,523

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$39,735	$34,211
Accounts payable	280,103	258,129
Accrued liabilities	121,801	114,079
Liabilities held for sale	48,294	53,310
Total current liabilities	489,933	459,729

Long-term debt, net of current maturities	389,907	351,232
Obligations under capital leases, net of current maturities	-	4,863
Deferred tax liability	5,108	5,594
Pension liability	59,277	61,627
Other non-current liabilities	64,558	65,539
Total non-current liabilities	518,850	488,855
Total liabilities	1,008,783	948,584

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Common stock	$223	$221
Additional paid in capital	342,060	340,623
Treasury stock	(36,406)	(35,645)
Accumulated surplus/ (deficit)	6,411	(14,021)
Accumulated other comprehensive loss	(81,627)	(83,383)
Total Tower International, Inc.'s stockholders' equity	230,661	207,795
Noncontrolling interests in subsidiaries	6,264	6,144
Total stockholders' equity	236,925	213,939

Total liabilities and stockholders' equity	$1,245,708	$1,162,523

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Three Months Ended March 31,
	2017	2016

OPERATING ACTIVITIES:
Net income	$17,413	$8,384
Less: Income / (loss) from discontinued operations, net of tax	1,350	(345)
Income from continuing operations	16,063	8,729

Adjustments required to reconcile income from continuing operations to net cash provided by / (used in) continuing operating activities:
Deferred income tax provision	$3,955	$2,996
Depreciation and amortization	17,766	17,276
Non-cash share-based compensation	499	529
Pension income, net of contributions	(2,351)	(2,147)
Change in working capital and other operating items	(84,356)	(17,121)
Net cash provided by / (used in) continuing operating activities	$(48,424)	$10,262

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(23,909)	$(25,696)
Net cash used in continuing investing activities	$(23,909)	$(25,696)

FINANCING ACTIVITIES:
Proceeds from borrowings	$236,744	$146,327
Repayments of borrowings	(192,426)	(138,198)
Repayments on Term Loan Credit Facility	-	(50,000)
Original issuance discount	(1,808)	-
Debt financing costs	(4,083)	-
Dividend payment to Tower shareholders	(2,242)	(2,111)
Proceeds from stock options exercised	938	-
Purchase of treasury stock	(761)	(622)
Net cash provided by / (used in) continuing financing activities	$36,362	$(44,604)

Discontinued operations:
Net cash from / (used in) discontinued operating activities	$(570)	$2,847
Net cash used in discontinued investing activities	(406)	(418)
Net cash from / (used in) discontinued financing activities	497	(3,109)
Net cash from / (used in) discontinued operations	$(479)	$(680)

Effect of exchange rate changes on continuing cash and cash equivalents	$1,185	$1,942

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(35,265)	$(58,776)

CASH AND CASH EQUIVALENTS:
Beginning of period	$62,788	$121,594

End of period	$27,523	$62,818

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended March 31,
	2017		2016
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$160,152	$11,172	$161,118	$11,518
North America	337,438	35,032	328,076	33,577
Consolidated	$497,590	$46,204	$489,194	$45,095

Adjusted EBITDA Reconciliation	Three Months Ended March 31,
	2017	2016
Adjusted EBITDA	$46,204	$45,095
Restructuring and asset impairment charges, net	(3,911)	(746)
Depreciation and amortization	(17,766)	(17,276)
Acquisition costs and other	(75)	(116)
Long-term compensation expense	(912)	(3,582)
Interest expense, net	(406)	(7,554)
Other expense	(575)	(3,576)
Provision for income taxes	(6,496)	(3,516)
Income / (loss) from discontinued operations, net of tax	1,350	(345)
Net income attributable to noncontrolling interests	(68)	(6)
Net income attributable to Tower International, Inc.	$17,345	$8,378

Free Cash Flow Reconciliation	Three Months Ended March 31,
	2017	2016
Net cash provided by / (used in) continuing operating activities	$(48,424)	$10,264
Cash disbursed for purchases of PP&E	(23,909)	(25,696)
Free cash flow	$(72,333)	$(15,432)

Net Debt Reconciliation	March 31,	December 31,
	2017	2016
Short-term debt and current maturities of capital lease obligations	$39,735	$34,211
Long-term debt, net of current maturities	399,322	357,298
Debt issue costs	(9,415)	(6,066)
Obligations under capital leases, net of current maturities	-	4,863
Total debt	429,642	390,306
Less: Cash and cash equivalents	(27,523)	(62,788)
Net debt	$402,119	$327,518

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Three Months Ended		Three Months Ended
	March 31,		March 31,
	2017	2016	2017	2016

Income / (expense) items included in net income, net of tax:
Selling, general, and administrative expenses
One-time CEO compensation awards	$-	$(647)	$-	$(951)
Restructuring and asset impairment charges, net
One-time restructuring actions	(2,155)	-	(3,476)	-
Interest expense
Mark-to-market loss on derivative financial instruments	2,655	(1,650)	4,282	(2,426)
Acceleration of the amortization of debt issue costs and OID	-	(503)	-	(740)
Other expense
European divestiture expenses	-	(2,432)	-	(3,576)
Debt refinancing costs	(357)	-	(575)	-
Discontinued operations
Income from discontinued operations	1,350	(345)	1,350	(345)
Noncontrolling interests
Net income attributable to noncontrolling interests*	(68)	(6)	(68)	(6)
Total items included in net income, net of tax	$1,425	$(5,583)

Net income attributable to Tower International, Inc.	$17,345	$8,378

Memo: Average shares outstanding (in thousands)
Basic	20,425	21,126
Diluted	20,820	21,445

Income per common share (GAAP)
Basic	$0.85	$0.40
Diluted	0.83	0.39

Diluted adjusted earnings per share (non-GAAP)	$0.76	$0.65

* Amounts attributable to noncontrolling interests of discontinued operations